UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

THE MAJESTIC STAR CASINO, LLC
THE MAJESTIC STAR CASINO CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Indiana Indiana (State or Other Jurisdiction of Incorporation)	333-06489 (Commission File Number)	43-1664986 35-2100872 (IRS Employer Identification No.)

301 Fremont Street, 12th Floor
Las Vegas, Nevada 89101
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (702) 388-2224

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Majestic Star Casino, LLC (the “Company”) hereby furnishes a press release, issued May 5, 2006, disclosing material non-public information regarding its results of operations for the first quarter ended March 31, 2006. The full text of the press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The press release is also available on the Company’s website which is www.majesticstar.com.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99  Press Release dated May 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2006	THE MAJESTIC STAR CASINO, LLC

By:	/s/ Jon S. Bennett
Jon S. Bennett, Vice President and Chief Financial Officer

THE MAJESTIC STAR CASINO CAPITAL CORP.

By:	/s/ Jon S. Bennett
Jon S. Bennett, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99  Press Release dated May 5, 2006